                                                                    EXHIBIT 99.2


                                                                 12487Q117
                                                              ------------
                                                              CUSIP NUMBER
---------------------------------------------------
SUBSCRIPTION CERTIFICATE NUMBER

       Number of Rights
----------------------------

                  SUBSCRIPTION CERTIFICATE FOR RIGHTS OFFERING
                   TO HOLDERS OF RECORD ON NOVEMBER 20, 2001
                      CCC INFORMATION SERVICES GROUP INC.

     CCC Information Services Group Inc. (the "Company") is conducting a rights offering (the "Rights Offering"), which entitles each holder of the Company's common stock, $.10 par value per share (the "Common Stock"), and warrants to purchase Common Stock, as of the close of business on November 20, 2001 (the "Record Date") to receive one transferable right (a "Right") for each share of Common Stock or warrant held of record on the Record Date. Holders of rights will be entitled to purchase one share of Common Stock for every 6.33949 Rights upon payment of $5.50 per share (the "Subscription Price"), subject to the conditions set forth in the prospectus, dated July 27, 2001, and the prospectus supplement, dated November 30, 2001 (collectively, the "Prospectus"). Listed above is the number of Rights represented by this Subscription Certificate.

     FOR A MORE COMPLETE DESCRIPTION OF THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING, PLEASE REFER TO THE PROSPECTUS AND THE OTHER DOCUMENTS DELIVERED IN CONNECTION WITH THE RIGHTS OFFERING. A COPY OF THE PROSPECTUS AND SUCH OTHER DOCUMENTS HAVE BEEN DELIVERED TO YOU HEREWITH. UNDEFINED CAPITALIZED TERMS USED HEREIN ARE DEFINED IN THE "INSTRUCTIONS FOR USE OF CCC INFORMATION SERVICES GROUP INC. SUBSCRIPTION CERTIFICATES" (THE "INSTRUCTIONS") DELIVERED HEREWITH.

     The Rights represented by this Subscription Certificate may be exercised by duly completing Form 1. Alternatively, you may deliver a Notice of Guaranteed Delivery, substantially in the form delivered herewith, to the Subscription Agent at or prior to the Expiration Date, together with payment in full of the applicable Subscription Price, guaranteeing delivery of your properly completed and executed Subscription Certificate within three Nasdaq trading days after the date of execution of Notice of Guaranteed Delivery. Additional copies of the Notice of Guaranteed Delivery may be obtained upon request from the Information Agent at the address set forth in the Instructions, or by calling the telephone number set forth on the reverse hereof. The Rights represented by this Subscription Certificate may be transferred, assigned or sold through a bank or broker by duly completing Form 2. The Rights represented by this Subscription Certificate may be sold through the Subscription Agent by duly completing Form
3. Share certificates may be issued to or may be sent to someone other than the registered holder or to an address other than that appearing on the face of this Subscription Certificate by duly completing Form 4. Rights holders are advised to review carefully and in its entirety the Prospectus, a copy of which has been delivered herewith, before exercising, transferring, assigning or selling their Rights.

     The registered owner whose name appears hereon, or such registered owner's assigns, is entitled to subscribe for shares of Common Stock upon the terms and subject to the conditions set forth in the Prospectus and the Instructions relating to the use hereof.

     COMPUTERSHARE TRUST COMPANY OF NEW YORK (THE "SUBSCRIPTION AGENT") MUST RECEIVE THE SUBSCRIPTION CERTIFICATE (FORM 1 ATTACHED HERETO) WITH PAYMENT IN IMMEDIATELY AVAILABLE FUNDS, OR GUARANTEED DELIVERY REQUIREMENTS WITH RESPECT TO YOUR SUBSCRIPTION CERTIFICATES MUST BE COMPLIED WITH, BY 5:00 P.M., EASTERN TIME, ON DECEMBER 28, 2001

(UNLESS EXTENDED, IN THE SOLE DISCRETION OF THE COMPANY, THE "EXPIRATION DATE"). ANY RIGHTS NOT EXERCISED OR SOLD PRIOR TO THE EXPIRATION DATE WILL BE NULL AND VOID. IF IMMEDIATELY AVAILABLE FUNDS ARE NOT DELIVERED ON OR BEFORE THE EXPIRATION DATE, THE RIGHTS WILL EXPIRE AND ANY PURPORTED EXERCISE WILL BE VOID. ANY SUBSCRIPTION FOR THE COMMON STOCK IN THE RIGHTS OFFERING MADE HEREBY IS IRREVOCABLE.

                   The Address of the Subscription Agent is:


If by first class mail or registered mail:         If by hand delivery or overnight delivery:


Computershare Trust Company of New York            Computershare Trust Company of New York
Wall Street Station                                Wall Street Plaza
P.O. Box 1010                                      88 Pine Street, 19th Floor
New York, New York 10268-1010                      New York, New York 10005
Telephone: (212) 701-7624                          Telephone: (212) 701-7624
Facsimile:  (212) 701-7636                         Facsimile:  (212) 701-7636

     The Company requires that all Subscription Price payments be made in IMMEDIATELY AVAILABLE FUNDS on or before the Expiration Date. HOLDERS EXERCISING RIGHTS IN THE WEEK PRIOR TO THE EXPIRATION DATE ARE URGED TO DELIVER IMMEDIATELY AVAILABLE FUNDS TO THE SUBSCRIPTION AGENT, BY WIRE TRANSFER IF POSSIBLE. Although personal checks may be accepted, to the extent that a check does not clear by the Expiration Date, the subscription will not be valid.

     THIS SUBSCRIPTION CERTIFICATE IS TRANSFERABLE AND MAY BE COMBINED OR DIVIDED (BUT ONLY INTO SUBSCRIPTION CERTIFICATES EVIDENCING A WHOLE NUMBER OF RIGHTS) AT THE SUBSCRIPTION AGENT'S OFFICE.

     RIGHTS HOLDERS SHOULD BE AWARE IF THEY CHOOSE TO EXERCISE OR TRANSFER LESS THAN ALL OF THE RIGHTS EVIDENCED HEREBY, A NEW SUBSCRIPTION CERTIFICATE MAY NOT BE RECEIVED IN SUFFICIENT TIME TO EXERCISE OR TRANSFER THE REMAINING RIGHTS EVIDENCED THEREBY. NEITHER THE COMPANY NOR THE SUBSCRIPTION AGENT SHALL HAVE ANY LIABILITY TO A TRANSFEREE OR TRANSFEROR OF RIGHTS IF SUBSCRIPTION CERTIFICATES ARE NOT RECEIVED IN TIME FOR EXERCISE, TRANSFER, ASSIGNMENT OR SALE PRIOR TO THE EXPIRATION DATE.

     AN EXERCISE OF RIGHTS EVIDENCED HEREBY IS IRREVOCABLE.

     THE COMPANY RESERVES THE RIGHT TO CANCEL THE RIGHTS OFFERING AT ANY TIME IF THE RIGHTS OFFERING IS CANCELED. THE EXERCISE PRICE WILL BE PROMPTLY RETURNED BY MAIL TO EXERCISING RIGHTS HOLDERS, WITHOUT INTEREST OR DEDUCTION. IF THE RIGHTS OFFERING IS CANCELED, THE RIGHTS WILL NOT BE EXERCISABLE AND WILL HAVE NO VALUE IN THAT CASE ANY PURCHASER OF THE RIGHTS WOULD LOSE ANY AMOUNT PAID TO ANY SELLING RIGHTS HOLDER.

     FOR FURTHER INFORMATION CONCERNING COMPLETION AND EXECUTION OF THE ATTACHED FORMS, PLEASE CONTACT THE INFORMATION AGENT, INNISFREE M&A, INC., AT 1-888-750-5834 (TOLL-FREE).

                                     FORM 1

EXERCISE AND SUBSCRIPTION: The undersigned hereby irrevocably exercises one or more Rights to subscribe for shares of Common Stock as indicated below, on the terms and conditions specified in the Prospectus, receipt of which is hereby acknowledged.

The Company will accept or reject this subscription in accordance with the terms set forth in the Prospectus. All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Company, whose determinations shall be final and binding.

Shares of Common Stock will be issuable promptly upon the valid exercise of this Subscription Certificate and certificates representing shares of Common Stock purchased hereby shall be delivered as soon as practicable following the Expiration Date. Such shares will be registered in the same manner as set forth on the face of this Subscription Certificate unless otherwise set forth below. If your shares are held in joint ownership, all joint owners must sign. When signing as a fiduciary, representative or corporate officer, give full title as such.

(a)        Subscription Privilege           -------------------------  x $  -------------------- = $ ---------
          (6.33949 Rights = 1 share              (No. of Shares)            (Subscription Price)
                Common Stock)

(b)       Amount of Payment Enclosed = $ ----------------

          METHOD OF PAYMENT (CHECK AND COMPLETE APPROPRIATE BOX(ES)):

[  ]      Bank draft, certified check or money order payable to "Computershare Trust Company of New York, as
          Subscription Agent"

[  ]      Wire transfer directed to Computershare Trust Company of New York c/o Harris Trust & Savings Bank,
          ABA No. 071000288, Credit Account No. 2279388. The confirmation of the wire should reference this
          Subscription Certificate Number and name of the Subscriber.

[  ]      Personal check payable to "Computershare Trust Company of New York, as Subscription Agent."

          PAYMENT BY PERSONAL CHECK IS NOT RECOMMENDED BECAUSE IMMEDIATELY AVAILABLE FUNDS MUST BE RECEIVED ON
          OR PRIOR TO THE EXPIRATION DATE.

(c) If the Rights being exercised pursuant to the Rights Offering do not account for all of the Rights represented by this Subscription Certificate (check only one):

[  ]      Deliver to the undersigned a new Subscription Certificate evidencing the remaining Rights to which the undersigned is entitled.

[  ]      Deliver a new Subscription Certificate in accordance with the undersigned's Form 4 instructions
          (which include any required signature guarantees).

[  ]      Sell the remaining unexercised Rights in accordance with the undersigned's Form 3 instructions.

(d) If Rights are being exercised pursuant to a Notice of Guaranteed Delivery delivered to the Subscription Agent, please complete the following:

       Name of registered owner(s):
 -------------------------------------------------------------------------------
       Window Ticket Number (if any):
     ---------------------------------------------------------------------------
       Date of execution of notice of guaranteed delivery:
       ---------------------------------------------------------
       Name of institution guaranteeing delivery:
       ------------------------------------------------------------------

If the total Subscription Price enclosed or transmitted is insufficient to purchase the total number of shares included in line (a), or if the number of shares being subscribed for is not specified, the Rights holder exercising this Subscription Certificate shall be deemed to have subscribed for the maximum amount of shares that could be subscribed for upon payment of such amount. To the extent any portion of the Subscription Price enclosed or transmitted exceeds the amount required for the subscription, such excess funds shall be mailed to the subscriber without interest or deduction as soon as practicable.

--------------------------------------------       Address for delivery of Common Stock:
Subscriber's Signature(s)

                                                   --------------------------------------------


                                                   --------------------------------------------
--------------------------------------------


--------------------------------------------
Printed Name(s)


Telephone No.: ( ------) ------------------


Return to:
Computershare Trust Company of New York

By First Class Mail or Registered Mail:            By Hand Delivery or Overnight Delivery:


Computershare Trust Company of New York            Computershare Trust Company of New York
Wall Street Station                                Wall Street Plaza
P.O. Box 1010                                      88 Pine Street, 19th Floor
New York, New York 10268-1010                      New York, New York 10005
Telephone: (212) 701-7624                          Telephone: (212) 701-7624
Facsimile:  (212) 701-7636                         Facsimile:  (212) 701-7636

                                     FORM 2

TO TRANSFER YOUR SUBSCRIPTION CERTIFICATE OR SOME OR ALL OF YOUR RIGHTS, OR TO EXERCISE OR SELL SOME OR ALL OF YOUR RIGHTS THROUGH YOUR BANK OR BROKER: For value received, the number of Rights represented by this Subscription Certificate as set forth below are hereby assigned to (please print name and address and Taxpayer Identification Number or Social Security Number of transferee in full):

Name of Transferee:
--------------------------------------------------------------------------------
                                 (Please Print)
Address:
--------------------------------------------------------------------------------
       -------------------------------------------------------------------------
                                  (Include Zip Code)
Social Security Number or Taxpayer Identification Number:
--------------------------------------------------------------------------------
Number of Rights transferred:
--------------------------------------------------------------------------------


Dated: ------------------------------------,       Signature(s) of Transferor(s):
2001                                               --------------------------------------------
                                                   --------------------------------------------
                                                   Printed name(s) of Transferor(s)
Signature(s) Guaranteed by:                        --------------------------------------------
--------------------------------------------       --------------------------------------------
                                                   NOTE: The signature must correspond with the
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN        name as written and the name must be that of
ELIGIBLE GUARANTOR INSTITUTION PURSUANT TO         the registered owner.
S.E.C. RULE 17Ad-15.

Proceeds from the sale of Rights may be subject to backup withholding of U.S. taxes unless the seller's correct taxpayer identification number, typically the seller's social security or federal employer identification number, on a valid Form W-9 or substitute form (or in the case of a non-U.S. seller, a valid Form W-8) is on file with the Subscription Agent or, alternatively, the seller establishes another basis for exemption from backup withholding.

                                     FORM 3

TO SELL SOME OR ALL OF YOUR UNEXERCISED RIGHTS THROUGH THE SUBSCRIPTION AGENT:
The undersigned hereby authorizes the Subscription Agent to sell
Rights represented by the Subscription Certificate but not exercised on Form 1, upon the terms and conditions described in the Prospectus, and to deliver to the undersigned a check for the proceeds, if any, from the sale thereof, less any applicable brokerage commissions, taxes or other direct expenses of sale (see Instructions regarding the sale of only a portion of your unexercised Rights). The Subscription Agent's obligation to execute orders is subject to its ability to find buyers for the Rights.

Proceeds from the sale of Rights may be subject to withholding of U.S. taxes unless the seller's certified U.S. taxpayer identification number (or certificate regarding foreign status) is on file with the Subscription Agent and the seller is not otherwise subject to U.S. backup withholding.

In order to sell Rights through the Subscription Agent, you must complete and sign the substitute Form W-9, as provided in the Instructions to the Subscription Certificate.

Signature(s) of Registered Holder(s)            Printed name(s) of Registered Holder(s):

--------------------------------------------    --------------------------------------------

--------------------------------------------    --------------------------------------------

Signature(s) Guaranteed by:

--------------------------------------------    --------------------------------------------

If you desire to sell only a portion of the unexercised Rights represented by the Subscription Certificate, attach separate instructions to the Subscription Agent regarding such sale(s) in accordance with the Instructions to the Subscription Certificate. Note that any such request will require a signature guarantee from an Eligible Institution (as defined in the Instructions) unless such requirement is waived by the Subscription Agent in its sole and absolute discretion.

If not all of the Rights represented by the Subscription Certificate are exercised pursuant to Form 1, transferred to a designated transferee or assigned to a bank or broker to sell for you pursuant to Form 2 or sold by the Subscription Agent pursuant to Form 3, the Subscription Agent will issue a new Subscription Certificate to the transferor for the remaining Rights not so exercised, transferred, assigned or sold unless otherwise instructed, subject to the terms of the Rights Offering, as described in the Prospectus.

                                     FORM 4

SPECIAL DELIVERY INSTRUCTIONS: Unless otherwise indicated below, the Subscription Agent is hereby authorized to issue and deliver any check and certificates for Common Stock to the undersigned at the address appearing on the face of the Subscription Certificate.

1. SPECIAL ISSUANCE INSTRUCTIONS: (See Section 2 of the Instructions).

     To be completed ONLY if the name in which the certificate representing the Common Stock is to be issued is to someone other than the registered holder of this Subscription Certificate.

Issue and mail to:

Name:
--------------------------------------------
               (Please Print)
Address:

--------------------------------------------

--------------------------------------------
             (Include Zip Code)

Social Security Number or Taxpayer Identification Number:

--------------------------------------------

IMPORTANT: RIGHTS HOLDERS SIGN HERE AND, IF RIGHTS ARE BEING TRANSFERRED, ASSIGNED OR SOLD, COMPLETE THE ATTACHED FORM W-9.

Dated:
--------------------------------------------
  , 2001
Signature(s) of Registered Holder(s)            Printed name(s) of Registered Holder(s):

--------------------------------------------    --------------------------------------------

--------------------------------------------    --------------------------------------------

Signature(s) Guaranteed by:

--------------------------------------------    --------------------------------------------

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION PURSUANT TO S.E.C. RULE 17Ad-15.

                                                       Certificate No. ---------

     Must be signed by the registered holder(s) as name(s) appear(s) on this Subscription Certificate. If signature is by trustee(s), executor(s), administrator(s), attorney(s)-in-fact, agent(s), officer(s) of a corporation or another acting in a fiduciary or representative capacity, please provide the following information. See the Instructions.

Name:

--------------------------------------
            (Please Print)

Capacity (Full Title):

--------------------------------------

Address:

--------------------------------------

--------------------------------------
          (Include Zip Code)

Tax Identification or Social
Security Number:

--------------------------------------